Exhibit 99.1

                         MONTHLY SERVICER'S CERTIFICATE
         (To be delivered pursuant to Sections 6.9 and 7.6(a) of the Pooling and Servicing Agreement on or before each Remittance Date)


                Puget Sound Power & Light Company, as Servicer


_____________________________________________________________________________
                PUGET POWER CONSERVATION GRANTOR TRUST 1995-1

_____________________________________________________________________________


Pursuant to the Pooling and Servicing Agreement dated as of June 8, 1995 (the "Pooling and Servicing Agreement") between Puget Sound Power & Light Company, as Seller and Servicer, and Chemical Bank, a New York banking corporation, as Trustee of the Puget Power Conservation Grantor Trust 1995-1 (the "Trust"), the Servicer does hereby certify as follows:

1.  Collection Period:  June 12 to June 30, 1995

2.  The Aggregate Remittance Amount received by the
    Servicer during this Collection Period is                  $  540,578.13

3.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated
    Conservation Amounts is                                    $  540,578.13

4.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated Sale
    Amounts is                                                          $-0-

5.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Termination Fees is             $-0-

Capitalized terms used in this Monthly Servicer's Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Certificate this 10th day of July, 1995.



                              PUGET SOUND POWER & LIGHT COMPANY, as Servicer



                                                    By      Robert Bariletti
                                                            ________________

                                                 Title   Assistant Treasurer
                                                         ___________________

                                                                 Exhibit 99.2

                         MONTHLY SERVICER'S CERTIFICATE
         (To be delivered pursuant to Sections 6.9 and 7.6(a) of the Pooling and Servicing Agreement on or before each Remittance Date)


                Puget Sound Power & Light Company, as Servicer


_____________________________________________________________________________
                PUGET POWER CONSERVATION GRANTOR TRUST 1995-1

_____________________________________________________________________________


Pursuant to the Pooling and Servicing Agreement dated as of June 8, 1995 (the "Pooling and Servicing Agreement") between Puget Sound Power & Light Company, as Seller and Servicer, and Chemical Bank, a New York banking corporation, as Trustee of the Puget Power Conservation Grantor Trust 1995-1 (the "Trust"), the Servicer does hereby certify as follows:

1.  Collection Period:  July 1 to July 31, 1995

2.  The Aggregate Remittance Amount received by the
    Servicer during this Collection Period is                  $3,747,595.21

3.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated
    Conservation Amounts is                                    $3,747,595.21

4.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated Sale
    Amounts is                                                          $-0-

5.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Termination Fees is             $-0-

Capitalized terms used in this Monthly Servicer's Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Certificate this 11th day of August, 1995.



                              PUGET SOUND POWER & LIGHT COMPANY, as Servicer



                                                    By      Robert Bariletti
                                                            ________________

                                                 Title   Assistant Treasurer
                                                         ___________________

                                                                 Exhibit 99.3

                         MONTHLY SERVICER'S CERTIFICATE
         (To be delivered pursuant to Sections 6.9 and 7.6(a) of the Pooling and Servicing Agreement on or before each Remittance Date)


                Puget Sound Power & Light Company, as Servicer


_____________________________________________________________________________
                PUGET POWER CONSERVATION GRANTOR TRUST 1995-1

_____________________________________________________________________________


Pursuant to the Pooling and Servicing Agreement dated as of June 8, 1995 (the "Pooling and Servicing Agreement") between Puget Sound Power & Light Company, as Seller and Servicer, and Chemical Bank, a New York banking corporation, as Trustee of the Puget Power Conservation Grantor Trust 1995-1 (the "Trust"), the Servicer does hereby certify as follows:

1.  Collection Period:   August 1 to August 31, 1995

2.  The Aggregate Remittance Amount received by the
    Servicer during this Collection Period is                  $4,847,625.74

3.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated
    Conservation Amounts is                                    $4,847,108.89

4.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated Sale
    Amounts is                                                          $-0-

5.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Termination Fees is          $516.85

Capitalized terms used in this Monthly Servicer's Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Certificate this 11th of September, 1995.



                              PUGET SOUND POWER & LIGHT COMPANY, as Servicer



                                                    By      Robert Bariletti
                                                            ________________

                                                 Title   Assistant Treasurer
                                                         ___________________

                                                                 Exhibit 99.4

                         MONTHLY SERVICER'S CERTIFICATE
         (To be delivered pursuant to Sections 6.9 and 7.6(a) of the Pooling and Servicing Agreement on or before each Remittance Date)


                Puget Sound Power & Light Company, as Servicer


_____________________________________________________________________________
                PUGET POWER CONSERVATION GRANTOR TRUST 1995-1

_____________________________________________________________________________


Pursuant to the Pooling and Servicing Agreement dated as of June 8, 1995 (the "Pooling and Servicing Agreement") between Puget Sound Power & Light Company, as Seller and Servicer, and Chemical Bank, a New York banking corporation, as Trustee of the Puget Power Conservation Grantor Trust 1995-1 (the "Trust"), the Servicer does hereby certify as follows:

1.  Collection Period:   September 1 to September 30, 1995

2.  The Aggregate Remittance Amount received by the
    Servicer during this Collection Period is                  $4,634,244.54

3.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated
    Conservation Amounts is                                    $4,632,575.16

4.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated Sale
    Amounts is                                                          $-0-

5.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Termination Fees is    $    1,669.38

Capitalized terms used in this Monthly Servicer's Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Certificate this 5th day of October, 1995.



                              PUGET SOUND POWER & LIGHT COMPANY, as Servicer



                                                    By      Robert Bariletti
                                                            ________________

                                                 Title   Assistant Treasurer
                                                         ___________________

                                                                Exhibit 99.5

                         MONTHLY SERVICER'S CERTIFICATE
         (To be delivered pursuant to Sections 6.9 and 7.6(a) of the Pooling and Servicing Agreement on or before each Remittance Date)


                Puget Sound Power & Light Company, as Servicer


_____________________________________________________________________________
                PUGET POWER CONSERVATION GRANTOR TRUST 1995-1

_____________________________________________________________________________


Pursuant to the Pooling and Servicing Agreement dated as of June 8, 1995 (the "Pooling and Servicing Agreement") between Puget Sound Power & Light Company, as Seller and Servicer, and Chemical Bank, a New York banking corporation, as Trustee of the Puget Power Conservation Grantor Trust 1995-1 (the "Trust"), the Servicer does hereby certify as follows:

1.  Collection Period:   October 1 to october 31, 1995

2.  The Aggregate Remittance Amount received by the
    Servicer during this Collection Period is                  $4,669,066.76

3.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated
    Conservation Amounts is                                    $4,666,379.15

4.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated Sale
    Amounts is                                                          $-0-

5.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Termination Fees is    $    2,687.61

Capitalized terms used in this Monthly Servicer's Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Certificate this 7th day of November, 1995.



                              PUGET SOUND POWER & LIGHT COMPANY, as Servicer



                                                    By      Robert Bariletti
                                                            ________________

                                                 Title   Assistant Treasurer
                                                         ___________________

                                                                 Exhibit 99.6

                         MONTHLY SERVICER'S CERTIFICATE
         (To be delivered pursuant to Sections 6.9 and 7.6(a) of the Pooling and Servicing Agreement on or before each Remittance Date)


                Puget Sound Power & Light Company, as Servicer


_____________________________________________________________________________
                PUGET POWER CONSERVATION GRANTOR TRUST 1995-1

_____________________________________________________________________________


Pursuant to the Pooling and Servicing Agreement dated as of June 8, 1995 (the "Pooling and Servicing Agreement") between Puget Sound Power & Light Company, as Seller and Servicer, and Chemical Bank, a New York banking corporation, as Trustee of the Puget Power Conservation Grantor Trust 1995-1 (the "Trust"), the Servicer does hereby certify as follows:

1.  Collection Period:   November 1 to November 30, 1995

2.  The Aggregate Remittance Amount received by the
    Servicer during this Collection Period is                  $3,466,499.93

3.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated
    Conservation Amounts is                                    $3,465,866.15

4.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated Sale
    Amounts is                                                          $-0-

5.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Termination Fees is    $      633.78

Capitalized terms used in this Monthly Servicer's Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Certificate this 8th day of December, 1995.



                              PUGET SOUND POWER & LIGHT COMPANY, as Servicer



                                                    By      Robert Bariletti
                                                            ________________

                                                 Title   Assistant Treasurer
                                                         ___________________

                                                                 Exhibit 99.7

                         MONTHLY SERVICER'S CERTIFICATE
         (To be delivered pursuant to Sections 6.9 and 7.6(a) of the Pooling and Servicing Agreement on or before each Remittance Date)


                Puget Sound Power & Light Company, as Servicer


_____________________________________________________________________________
                PUGET POWER CONSERVATION GRANTOR TRUST 1995-1

_____________________________________________________________________________


Pursuant to the Pooling and Servicing Agreement dated as of June 8, 1995 (the "Pooling and Servicing Agreement") between Puget Sound Power & Light Company, as Seller and Servicer, and Chemical Bank, a New York banking corporation, as Trustee of the Puget Power Conservation Grantor Trust 1995-1 (the "Trust"), the Servicer does hereby certify as follows:

1.  Collection Period:   December 1 to December 31, 1995

2.  The Aggregate Remittance Amount received by the
    Servicer during this Collection Period is                  $3,195,427.10

3.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated
    Conservation Amounts is                                    $3,194,974.17

4.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Allocated Sale
    Amounts is                                                          $-0-

5.  The amount of the Aggregate Remittance Amount for this
    Collection Period which constitutes Termination Fees is          $452.93

Capitalized terms used in this Monthly Servicer's Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Certificate this 8th day of January, 1996.



                              PUGET SOUND POWER & LIGHT COMPANY, as Servicer



                                                    By      Robert Bariletti
                                                            ________________

                                                 Title   Assistant Treasurer
                                                         ___________________

                                                                 EXHIBIT 99.8


               PUGET POWER CONSERVATION GRANTOR TRUST 1995-1

             SELECTED INFORMATION RELATED TO THE 6.45% CONSERVATION
                 PASS-THROUGH CERTIFICATES, SERIES 1995-1



The following amounts relate to distributions made through January 11, 1996 for collections through December 31, 1995:


Total amount of 1995 Distributions allocated to principal     $17,892,021.06

Total amount of 1995 Distributions allocated to interest      $ 7,200,067.09

Total amount of Trustee fees paid in 1995                     $     7,500.00

Total amount of Servicer fees paid in 1995                    $   107,106.03